EXECUTION COPY
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                              CSS INDUSTRIES, INC.




                       ___________________________________

                                 FIRST AMENDMENT
                          Dated as of October 27, 2004



                                       to



                            NOTE PURCHASE AGREEMENTS
                          Dated as of December 12, 2002

                       ___________________________________





            Re: $50,000,000 4.48% Senior Notes due December 13, 2009






================================================================================

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS

         THIS FIRST AMENDMENT dated as of October 27, 2004 (the or this "First Amendment") to the Note Purchase Agreements dated as of December 12, 2002 is between CSS INDUSTRIES, INC., a Delaware corporation (the "Company"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").

                                    RECITALS:

         A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements each dated as of December 12, 2002 (the "Note Purchase Agreements"). The Company has heretofore issued $50,000,000 aggregate principal amount of its 4.48% Senior Notes due December 13, 2009 (the "Notes") pursuant to the Note Purchase Agreements.

         B. The Company and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements, as amended by this First Amendment, unless herein defined or the context shall otherwise require.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in
SECTION 4.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

         Section 1.1. The following shall be added in numerical order as a new
Section 9.9 to the Note Purchase Agreements:

                      "Section 9.9. Security Documents. Upon delivery of a
                  security document which creates a security interest to the Agent or any other lender which is a party to the Bank Loan Agreement securing the obligations of the Company or any Subsidiary thereunder, the Company will, or will cause any Subsidiary which delivers such security interest to, concurrently enter into a substantially similar Security Document for the benefit of the holders of the Notes, and within three Business Days thereafter will deliver to each of the holders of the Notes the following items:

CSS Industries, Inc.                                             First Amendment


                           (a) an executed counterpart of such Security Document
                  or joinder agreement in respect of an existing Security Document, as appropriate;

                           (b) to the extent a similar certificate is delivered
                  pursuant to the Bank Loan Agreement, a certificate signed by the President, a Vice President or another authorized Responsible Officer of the Company or such Subsidiary making representations and warranties to the effect of those contained in Sections 5.1, 5.2, 5.6 and 5.7, but with respect to such Security Document, as applicable;

                           (c) to the extent documents or evidence are delivered
                  pursuant to the Bank Loan Agreement, such documents and evidence with respect to the Company or such Subsidiary as any holder of the Notes may reasonably request in order to establish the authorization of the transactions contemplated by such Security Document;

                           (d) to the extent an opinion is delivered pursuant to
                  the terms of the Bank Loan Agreement, an opinion of counsel satisfactory to the Required Holders to the effect that such Security Document has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the Company or such Subsidiary enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and that the security interest granted therein is effective and has been perfected; and

                           (e) an executed counterpart of an intercreditor
                  agreement or amendment in respect of the Intercreditor Agreement, as necessary, among the holders of the Notes and each such Person to which the Company or such Subsidiary is then delivering a Security Document giving rise to the requirements of this Section 9.9, which agreement or amendment, as the case may be, shall provide that the proceeds from the enforcement of any such Security Document shall be shared on an equal and ratable basis with the holders of the Notes."

         Section 1.2. Section 10.6(a) of the Note Purchase Agreements shall be and is amended by deleting paragraph (vii) and replacing the same with new paragraphs (vii) and (viii) to read in their entirety as follows:

CSS Industries, Inc.                                             First Amendment



                           "(vii) Liens created or incurred under the Security
                  Documents in favor of the Collateral Agent (as therein defined) for the ratable benefit of the lenders under the Bank Loan Agreement and the holders of the Notes; and

                           (viii) other Liens not otherwise permitted by
                  paragraphs (i) through (vii), provided that the Indebtedness secured by such Liens shall not exceed $1,000,000 in the aggregate outstanding at any one time."

         Section 1.3. The following shall be added in numerical order as a new
Section 10.10 to the Note Purchase Agreements:

                           "Section 10.10. Subsidiary Indebtedness. (a) The
                  Company will not permit the aggregate principal amount of Indebtedness of Restricted Subsidiaries which are not Guarantors (other than Indebtedness owed to the Company or another Restricted Subsidiary) to exceed $10,000,000 at any one time outstanding.

                           (b) If, at any time, the aggregate principal amount
                  of Indebtedness of the Guarantors (other than Indebtedness owed to the Company or another Wholly-Owned Restricted Subsidiary or Indebtedness owed under the Bank Loan Agreement, the Notes or any guaranty thereof) exceeds $10,000,000 at any one time outstanding, the Company will not permit any Guarantor to create, issue, assume, guarantee or otherwise incur or in any manner be or become liable in respect of any additional Indebtedness (other than Indebtedness owed to the Company or another Wholly-Owned Restricted Subsidiary) unless the holder of such additional Indebtedness shall become a party to the Intercreditor Agreement with the effect that proceeds of such additional Indebtedness are to be shared pari passu with the Noteholders and Lenders under the Bank Loan Agreement."

         Section 1.4. Section 11(c) of the Note Purchase Agreements shall be and is hereby amended to read in its entirety as follows:

                           "(c) the Company defaults in the performance of or
                  compliance with any term contained in Section 7.1(d), 9.9, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 or 10.10; or"

CSS Industries, Inc.                                             First Amendment

         Section 1.5. Section 11(e) of the Note Purchase Agreements shall be and is hereby amended to read in its entirety as follows:

                           "(e) any representation, warranty or other statement
                  made in writing by or on behalf of the Company, any Guarantor or any Subsidiary or by any officer of the Company, any Guarantor or any Subsidiary in this Agreement, in any Security Document, in any Guaranty Agreement or in any document, certificate, instrument or other writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or"

         Section 1.6. Section 11 of the Note Purchase Agreements shall be and is hereby amended by deleting paragraph (k) and replacing the same with new paragraphs (k) and (l) to read in their entirety as follows:

                           "(k) the Company, any Guarantor or any Subsidiary
                  shall breach any of its obligations under a Security Document or Guaranty Agreement to which it is a party or such Security Document or Guaranty Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by a Governmental Authority of competent jurisdiction that such Security Document or Guaranty Agreement is invalid, void or unenforceable or the Company, any Guarantor or any Subsidiary shall contest or deny in writing the validity or enforceability of any of its obligations under such Security Document or Guaranty Agreement; or

                           (l) any Lien created under the Security Documents for
                  any reason ceases to be or is not a valid and perfected Lien on the Collateral constituting a first priority security interest, or there shall have occurred waste or conversion of a material part of the Collateral."

         Section 1.7. Section 15.1 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                           "Section 15.1. Transaction Expenses. Whether or not
                  the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Guaranty Agreement, any Security Document, the Intercreditor Agreement or the Notes

CSS Industries, Inc.                                             First Amendment



                  (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Guaranty Agreement, any Security Document, the Intercreditor Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Guaranty Agreement, any Security Document, the Intercreditor Agreement or the Notes, or by reason of being a holder of any Note, and
                  (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company, any Subsidiary or any Guarantor or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by such Purchaser or holder)."

         Section 1.8. Section 15.2 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                           "Section 15.2. Survival. The obligations of the
                  Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes, any Guaranty Agreement or the Security Documents, and the termination of this Agreement."

         Section 1.9. Section 16 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                           "Section 16. Survival of Representations and
                  Warranties; Entire Agreement. All representations and warranties contained herein or in any Guaranty Agreement or any Security Document shall survive the execution and delivery of this Agreement, any Guaranty Agreement, the Security Documents and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company, any Guarantor or any Subsidiary pursuant to this Agreement, any Guaranty Agreement or the Security Documents shall be deemed representations and warranties of the Company, the Guarantors and such Subsidiary under this Agreement, the

CSS Industries, Inc.                                             First Amendment



                  Guaranty Agreements and the Security Documents. Subject to the preceding sentence, this Agreement, the Notes, the Guaranty Agreements and the Security Documents embody the entire agreement and understanding between each Purchaser, the Company, the Guarantors and the Subsidiaries and supersede all prior agreements and understandings relating to the subject matter hereof."

        Section 1.10. Section 17.1 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                           "Section 17.1. Requirements. This Agreement and the
                  Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby,
                  (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Section 8, 11(a), 11(b), 12, 17 or 20. The Guaranty Agreements, the Security Documents and the Intercreditor Agreement may be amended in accordance with the terms thereof."

        Section 1.11. Schedule A to the Note Purchase Agreements shall be and is hereby amended by amending the information for "Connecticut General Life Insurance Company" to include the following additional address for copies of "All Other Notices":

                  Prudential Capital Group
                  1114 Avenue of the Americas
                  30th Floor
                  New York, NY  10036
                  Attention: Managing Director
                  Fax: 212-626-2077

        Section 1.12. The definitions of "Bank Loan Agreement" and "Intercreditor Agreement" set forth in Schedule B to the Note Purchase Agreements shall be and are hereby amended in their entirety to read as follows:

CSS Industries, Inc.                                             First Amendment

                  "'Bank Loan Agreement'" shall mean that certain Amended and Restated Loan Agreement dated as of April 23, 2004 among the Company, CSS Management LLC, a Delaware limited liability company, the Agent and the other lending institutions party thereto as the same may be further amended, supplemented, modified, renewed or replaced from time to time, and any agreements entered into in connection with any replacement facility."

                  "'Intercreditor Agreement' means that certain Amended and Restated Intercreditor and Collateral Agency Agreement dated as of October 27, 2004 among the holders of the Notes, the Agent on behalf of the lenders under the Bank Loan Agreement and the Collateral Agent, as the same may be amended or supplemented, from time to time."

        Section 1.13. The following definitions shall be added in alphabetical order to Schedule B to the Note Purchase Agreements:

                  "'Agent' shall mean PNC Bank, National Association as agent for the Banks."

                  "'Collateral' shall have the meaning ascribed thereto in the Intercreditor Agreement."

                  "'Collateral Agent' means PNC Bank, National Association, as collateral agent under the Intercreditor Agreement, or any successor collateral agent thereto."

                  "'Pledge Agreement' means that certain Pledge Agreement dated as of October 27, 2004 from the Company and Paper Magic Group, Inc., a Pennsylvania corporation, in favor of the Collateral Agent (as therein defined)."

                  "'Security Documents' means, collectively, the Pledge Agreement, as the same may be amended or supplemented from time to time, together with any additional security or pledge agreement entered into as security for the Notes pursuant to
                  SECTION 9.9."

SECTION 2. RELEASE.

         By this First Amendment, the Noteholders hereby confirm that in reliance on the representations of the Company set forth herein, the obligations of Paper Magic Group (Hong Kong) Limited, a Hong Kong limited company, under its Guaranty Agreement are hereby terminated and released.

CSS Industries, Inc.                                             First Amendment



SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Section 3.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

                   (a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (b) the Note Purchase Agreements, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Loan Agreement or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in CLAUSE (III)(A)(3) of this SECTION 3.1(C);

                   (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

                   (e) (i) all the representations and warranties contained in
         Section 5 of the Note Purchase Agreements were true and correct on and as of the date of the Closing, (ii) the representations and warranties contained in Sections 5.1, 5.2, 5.4(a), 5.4(b), 5.4(c), 5.8, 5.11,
         5.12, 5.15(b), 5.17 and 5.18 of the Note Purchase Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof, and (iii) since March 31, 2004, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 3.2. In order to induce the Noteholders to enter into this Amendment, and the Noteholders to accept the Security Documents, the Company further makes the following representations and warranties to the Noteholders:

CSS Industries, Inc.                                             First Amendment



                   (a) Each of the Company and Paper Magic Group, Inc. (the "Grantor") has full legal power and authority to enter into, execute, deliver and perform the terms of the Security Documents, all of which have been duly authorized by all proper and necessary corporate, partnership or other applicable action and do not conflict with its organizational documents. Each of the Company and the Grantor has duly executed and delivered the Security Documents;

                   (b) the Security Documents constitute the valid and legally binding obligations of the Company and the Grantor enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles at equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                   (c) no consent, authorization or approval of, filing with, notice to, or exemption by, stockholders or holders of any other equity interest, any Governmental Authority or any other Person, is required to be obtained or made by the Company and the Grantor in order to authorize, or is required to be obtained or made by the Grantor in connection with, the execution, delivery or performance of, the Security Documents, or is required to be obtained or made by the Company and the Grantor as a condition to the validity or enforceability of the Security Documents; and

                   (d) neither the Company nor the Grantor is in default (1) under any mortgage, indenture, contract, instrument or agreement to which it is a party or by which it or any of its property is bound, or
         (2) with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Authority; the effect of which default, as to each of clause (1) and (2) above, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Security Documents will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon any property of the Company or the Grantor or result in a breach of (or require the mandatory repayment of or other acceleration of payment under or pursuant to the terms of) any such mortgage, indenture, note, contract, instrument, agreement, judgment, order, writ, injunction, decree or decision of any Governmental Authority.

SECTION 4. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

         Section 4.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                   (a) executed counterparts of this First Amendment, duly executed by the Company and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders, and the same shall be in full force and effect and shall constitute the legal, valid and binding obligations of all the parties thereto;

CSS Industries, Inc.                                             First Amendment



                   (b) executed counterparts of the Intercreditor Agreement, substantially in the form attached hereto as EXHIBIT A, duly executed by the Noteholders, the Agent on behalf of the lenders under the Bank Loan Agreement and the Collateral Agent, shall have been delivered to the Noteholders, and the same shall be in full force and effect and shall constitute the legal, valid and binding obligations of all the parties thereto;

                   (c) executed counterparts of the Pledge Agreement, substantially in the form attached hereto as EXHIBIT B duly executed by the Company and the Grantor, shall have been delivered to the Collateral Agent, with copies to the Noteholders, and the same shall be in full force and effect and shall constitute the legal, valid and binding obligations of all the parties thereto;

                   (d) the Noteholders shall have received a copy of the resolutions of the Executive Committee of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this First Amendment and the Intercreditor Agreement, certified by its Secretary or an Assistant Secretary;

                   (e) the Noteholders shall have received from the Company and the Grantor a certificate certifying as to the true, correct and complete resolutions attached thereto and to other corporate proceedings relating to the authorization, execution and delivery of the Pledge Agreement;

                   (f) the representations and warranties of the Company set forth in SECTION 3 hereof are true and correct on and with respect to the date hereof;

                   (g) the Noteholders shall have received the favorable opinion of Morgan, Lewis & Bockius LLP, counsel for the Company, covering (i) the matters set forth in SECTIONS 3.1(A), 3.1(B) and 3.1(C) hereof, (2) the due authorization, execution and delivery of the Pledge Agreement,
         (3) to the effect that the Pledge Agreement constitutes the legal, valid and binding contract and agreement of the Company and the Grantor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (4) such other matters as the Noteholders deem necessary; which opinions shall be in form and substance satisfactory to the Noteholders;

                   (h) the Collateral Agent shall have received all UCC-1 financing statements and/or other instruments and agreements as the Noteholders may request in order to confirm that the Pledge Agreement is effective to create in favor of the Collateral Agent a valid, enforceable first priority security interest in the Collateral;

                   (i) the Noteholders shall have received a true, correct and complete copy of the Bank Loan Agreement as certified by a Responsible Officer of the Company together with true, correct and complete copies of any additional or supplemental letters or agreements delivered in connection therewith;

CSS Industries, Inc.                                             First Amendment



                   (j) each holder of the Notes shall have received an amendment fee in an amount equal to 0.025% times the aggregate outstanding principal amount of the Notes held by such holder; and

                   (k) the Company shall have paid, the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

[SECTION 5. RESERVED.]

SECTION 6. MISCELLANEOUS.

         Section 6.1. This First Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

         Section 6.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreements without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

         Section 6.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         Section 6.4. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW.

CSS Industries, Inc.                                             First Amendment



         Section 6.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                            CSS INDUSTRIES, INC.



                                            By _________________________________
                                              Its ______________________________

























                     [Noteholder Signature Pages to Follow]

Accepted and Agreed to:



                                            CONNECTICUT GENERAL LIFE INSURANCE
                                              COMPANY

                                            By: CIGNA Investment, Inc.
                                                (authorized agent)



                                            By: ________________________________
                                                 Name:
                                                 Title:

                                            NATIONWIDE LIFE INSURANCE COMPANY



                                            By: ________________________________
                                                Name:
                                                Title:


                                            NATIONWIDE LIFE INSURANCE COMPANY OF
                                              AMERICA



                                            By: ________________________________
                                                Name:
                                                Title:

                                            NATIONWIDE LIFE AND ANNUITY
                                              INSURANCE COMPANY



                                            By: ________________________________
                                                Name:
                                                Title:






CSS Industries, Inc. - First Amendment

                                            PACIFIC LIFE INSURANCE COMPANY



                                            By: ________________________________
                                                Name:
                                                Title:



                                            By: ________________________________
                                                Name:
                                                Title:






















CSS Industries, Inc. - First Amendment

         Each of the undersigned hereby confirms its continued guaranty of the obligations of the Company under the Note Purchase Agreements, as amended hereby, pursuant to the terms of its respective Subsidiary Guaranty Agreement dated as of December 13, 2002, on this 27th day of October, 2004.

         Dated the date and year first above written.

                                        PAPER MAGIC GROUP, INC., a Pennsylvania
                                          corporation



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BERWICK DELAWARE, INC.



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BERWICK OFFRAY LLC



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        CLEO INC.



                                        By: ____________________________________
                                            Name:
                                            Title:






CSS Industries, Inc. - First Amendment

                                        CLEO DELAWARE, INC.



                                        By: ____________________________________
                                            Name:
                                            Title:




                                        PHILADELPHIA INDUSTRIES, INC.



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        LLM HOLDINGS, INC.



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        THE PAPER MAGIC GROUP, INC., a Delaware
                                          corporation



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        DON POST STUDIOS, INC.



                                        By: ____________________________________
                                            Name:
                                            Title:





CSS Industries, Inc. - First Amendment
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                                        CRYSTAL CREATIVE PRODUCTS, INC.



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        CSS MANAGEMENT LLC



                                        By: ____________________________________
                                            Name:
                                            Title:



















CSS Industries, Inc. - First Amendment
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                                    EXHIBIT A

                             INTERCREDITOR AGREEMENT





























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                                    EXHIBIT B

                                PLEDGE AGREEMENT